CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                           AND CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report On Form 10-QSB of Artcraft V Inc. for the quarter ending August 31, 2004, I, Scott Raleigh, Chief Executive Officer and Chief Financial Officer of Artcraft V Inc. hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

     1. Such Quarterly Report on Form 10-QSB for the quarter ending August 31, 2004, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in such Quarterly Report on Form 10-QSB for the quarter ending August 31, 2004, fairly presents, in all material respects, the financial condition and results of operations of Artcraft V Inc.

Dated:  October 8, 2004

ARTCRAFT V INC.


By: /s/ Scott Raleigh
-------------------------------------
Chief Executive Officer and
Chief Financial Officer